UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

LANDS’ END, INC.

(Name of Registrant as Specified in Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 24, 2018. LANDS’ END, INC. Meeting Information Meeting Type: Annual Meeting For holders as of: March 26, 2018 Date: May 24, 2018 Time: 9:00 a.m. Central Time Location: Gary C. Comer Activity Center 3 Lands’ End Lane Dodgeville, WI 53595 LANDS’ END, INC. 1 LANDS’ END LANE DODGEVILLE, WISCONSIN 53595 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. E42654-P05917

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 10, 2018 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Please review the proxy materials for information on what you will need to bring with you to gain access to and vote these shares at the meeting. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Meeting Admission: An admission ticket (or other acceptable proof of stock ownership) and a form of government-issued photo identification (such as a valid driver’s license or passport) will be required for admission to the Annual Meeting. Only stockholders who own Lands’ End common stock as of the close of business on March 26, 2018 will be entitled to attend the Annual Meeting. An admission ticket will serve as verification of your ownership. E42655-P05917

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) Robert Galvin 02) Jerome S. Griffith 03) Elizabeth Leykum 04) Josephine Linden 05) John T. McClain 06) Jignesh Patel 07) Jonah Staw The Board of Directors recommends you vote FOR the following: 2. Advisory vote to approve the compensation of our Named Executive Officers. The Board of Directors recommends you vote FOR a frequency of one year: 3. Advisory vote on the frequency of holding future stockholder votes regarding the compensation of our Named Executive Officers. The Board of Directors recommends you vote FOR the following: 4. Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2018. NOTE: Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. E42656-P05917

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